UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  September 10, 2007

Transdel Pharmaceuticals, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-135970	45-0567010
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Park Avenue, Suite 1700, New York, NY	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 572-6395

_____________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03                      Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

On September 10, 2007, our Board of Directors approved the amendment and restatement of our Certificate of Incorporation in order to, among other things, change our name to “Transdel Pharmaceuticals, Inc.” from “Bywater Resources Inc.,” decrease our authorized capital stock from 100,000,000 shares of common stock, par value $0.0001 per share, and 50,000,0000 shares of preferred stock, par value $0.0001 per share, to 50,000,000 shares of common stock, par value $0.001 per share, and 5,000,000 million shares of “blank check” preferred stock, par value $0.001 per share, and effect a   1-for-0.4625 reverse stock split.  Our Amended and Restated Certificate of Incorporation also provides that we will indemnify our directors, officers, employees and agents to the extent and in the manner permitted by the provisions of the General Corporation Law of the State Delaware, as amended from time to time, subject to any permissible expansion or limitation of such indemnification, as may be set forth in any stockholders’ or directors’ resolution or by contract.  On September 10, 2007, stockholders representing the requisite number of votes necessary to approve the adoption of our Amended and Restated Certificate of Incorporation took action via written consent, approving the Amended and Restated Certificate of Incorporation.  On September 11, 2007, we filed our Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware.  The full text of our Amended and Restated Certificate of Incorporation is attached hereto as Exhibit 3.1.

On September 10, 2007, our Board of Directors approved the amendment and restatement of our Bylaws in order to update and modernize our bylaws.  Among other things, our Amended and Restated Bylaws permit our stockholders to act in lieu of meeting of the stockholders, if a consent or consents in writing setting forth the action so taken are signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.  The full text of our Amended and Restated Bylaws is attached hereto as Exhibit 3.2.

Item 9.01                      Financial Statements and Exhibits.

  (d) Exhibits.

  The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation
3.2	Amended and Restated Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRANSDEL PHARMACEUTICALS, INC.

Dated: September 13, 2007	By:	/s/ Rolf Harms
ROLF HARMS President

INDEX TO EXHIBITS

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation
3.2	Amended and Restated Bylaws